UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

      DATE OF REPORT (Date of earliest event reported): September 20, 2004

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                   Page 1 of 5
                             Exhibit Index on Page 4

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Item 7.01. Regulation FD Disclosure.

      On August 10, 2004, the Board of Directors of First Merchants Corporation declared a $.23 dividend on its shares of outstanding common stock. The dividend was payable to shareholders of record on September 6, 2004. The dividend was distributed along with a letter to the shareholders on September 20, 2004. A copy of the shareholder letter is attached as Exhibit 99 to this report and is furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   (99) Shareholder Letter dated September 20, 2004.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATE: September 20, 2004

                                        FIRST MERCHANTS CORPORATION


                                        By: /s/ Larry R. Helms
                                            ---------------------------
                                            Larry R. Helms,
                                            Senior Vice President


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


                                  EXHIBIT INDEX

      (99) Shareholder Letter dated September 20, 2004.

                                   Exhibit 99


September 20, 2004

Dear Shareholder:

The First Merchants Corporation Board of Directors at its quarterly meeting, August 10, 2004, declared a quarterly dividend of $.23 per share to holders of record September 6, 2004, payable September 20, 2004.

Through the first half of 2004, we see continued reasons for optimism. The economy continues to improve slowly, and unemployment and inflation are held in check. The Federal Reserve has increased the Fed Funds target rate on two occasions by .25% each time. While we believe that further modest increases may be in store, they will not dampen the economic recovery that is under way. As we stated in our mid-year earnings release, loan and deposit growth continues to improve steadily; and we are hopeful that the second half of the year will deliver further positive results.

Your continued support of our Corporation is appreciated, and the Board of Directors is pleased to provide this dividend to you. Should you have any questions regarding our company, we welcome them through our internal shareholder relations department (Telephone: 800/262-4261, ext. 7278) or through direct e-mail link on our Web site, www.firstmerchants.com, and invite you to avail yourselves of this service.

Sincerely,

/s/Michael L. Cox


MLC/ch

Enclosure

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